UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue
Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On March 31, 2020, Bright Horizons Family Solutions Inc. (the “Company” or “Bright Horizons”) announced voluntary temporary reductions in the salaries of its named executive officers in connection with the Company’s response to the impact of COVID-19. Stephen H. Kramer, Chief Executive Officer and President, has elected to forgo his salary until the earlier of December 31, 2020 or such time as a majority of Bright Horizons centers closed as a result of COVID-19 reopen. The Company’s other named executive officers have elected to reduce their salaries by 25% until the earlier of December 31, 2020 or such time as a majority of Bright Horizons centers closed as a result of COVID-19 reopen. In addition, the Chair of the Board, David H. Lissy, has elected to forgo his annual cash retainer and other members of the Board also have agreed to forgo their annual cash retainers, each until the earlier of December 31, 2020 or such time as a majority of Bright Horizons centers closed as a result of COVID-19 reopen.

Forward-Looking Statements

This report includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The Company’s actual results and actual events may vary significantly from the results or events anticipated in these forward-looking statements, which can generally be identified by the use of forward-looking terminology, including the terms “believes,” “expects,” “may,” “will,” “should,” “seeks,” “projects,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or, in each case, their negatives or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding the Company’s current intentions, beliefs or expectations concerning, among other things, executive and board compensation and related timing, and the effects of the outbreak of COVID-19 on our business. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These risks and uncertainties include the unpredictable nature of the COVID-19 virus and its global and economic impact, as well as its impact on us, changes in government regulations and mandates, changes in the global economy, including as a result of the pandemic, and other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K filed February 27, 2020, and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date and time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

Date:	April 1, 2020	By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer